As filed with the Securities and Exchange Commission on February 9, 2015

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22593

The Cushing Royalty & Income Fund

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30, 2014

Date of reporting period: November 30, 2014

Item 1. Reports to Stockholders.

Annual Report

November 30, 2014

THE CUSHING® ROYALTY & INCOME FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888)-777-2346 www.cushingcef.com www.swankcapital.com

The Cushing® Royalty & Income Fund

Shareholder Letter

Dear Fellow Shareholder,

The Cushing® Royalty & Income Fund (the “Fund”) generated negative returns for shareholders for the twelve month period ended November 30, 2014. For the period, the Fund delivered a Net Asset Value Total Return (equal to the change in net asset value per share plus the reinvested cash distribution paid during the period) of -26.07%, versus a total return of 16.85% for the S&P 500 Index (Total Return). The Fund’s Share Price Total Return (equal to the change in net share price per share plus the reinvested cash distribution paid during the period) was -6.32%, for the fiscal period ended November 30, 2014 and differs from the Net Asset Value Total Return due to fluctuations in the discount of share price to NAV. The Fund’s shares traded at a 18.26% premium to NAV as of the end of the period.

Energy Trust and Upstream MLP Market Review

The broader domestic equity market, as measured by the performance of the S&P 500 Index, performed well during the Fund’s fiscal year. This followed the “taper-tantrum” which began in mid-2013 and negatively affected equities, particularly interest rate sensitive equity subsectors (such as Real Estate Investment Trusts (“REITs”), utilities, and to a much lesser extent, master limited partnerships (“MLPs”)). Contrary to many market pundits’ beliefs, the U.S. 10-year Treasury yield declined from a high of approximately 3% in December 2013 to below 2.16% by the end of November 2014. While there were multiple macro-economic factors that impacted equity markets, particularly in October of 2014, including the International Monetary Fund’s cut to its global growth forecasts, the spread of the Ebola outbreak to Europe and the U.S., concerns of a recession in Germany and further decreases in China’s growth outlook, the U.S. equity market continued to perform reasonably well. Furthermore, U.S. economic data continued to be on the positive side, but global growth concerns and a strengthening U.S. dollar were factors that the Federal Reserve cited for its decision not to increase short-term interest rates for the time being. The most significant event that impacted upstream master limited partnerships (“Upstream MLPs”) and U.S. and Canadian royalty trusts and energy companies (“Energy Trusts”) during the period was the precipitous fall in crude oil prices resulting from the announcement by the Organization of Petroleum Exporting Countries (OPEC) in November 2014 that it would maintain current production quotas in the face of a widely projected oversupplied global crude oil market in the first half of 2015. Adding to the weakness in crude oil prices were Saudi Arabia’s comments that it would defend its market share to existing customers and would not decrease production in order to support crude oil prices.

The decline in crude oil price was the single most significant driver that affected the Fund’s performance during the reporting period. In particular, the Fund benefited from favorable stock selection and overweight positions in Upstream MLPs and equity securities of other energy companies (“Other Energy Companies”), while maintaining very limited exposure to the Energy Trust subsector. Stock selection in the variable distribution MLP subsector (“Variable Distribution MLPs”) also contributed positively to the Fund’s overall performance.

Fund Performance

The stocks that made the strongest positive contributions to the Fund’s performance during the period were Emerge Energy Services, L.P. (NYSE: EMES) and RSP Permian, Inc. (NYSE: RSPP). EMES is

primarily a producer of sand utilized in the hydraulic fracture stimulation of oil and natural gas wells. EMES benefited from newly designed oil and natural gas well completion techniques that drive very strong demand for “frac” sand and drove expectations for sand pricing higher. It also is in the midst of a rapid ramp up of existing capacity as well as capacity expansions at two new mines set to come online late in 2014 with very strong payback prospects. RSPP is an oil and natural gas exploration and production company with operations focused in the Permian Basin of West Texas. RSPP specializes in horizontal drilling of multiple stacked pay zones and holds a substantial inventory of drilling locations in some of the most prolific counties in the Midland Basin.

Detractors from the Fund’s performance included Linn Energy, L.L.C. (NASDAQ: LINE) and MidCon Energy Partners, L.P. (NASDAQ: MCEP). Both LINE and MCEP underperformed due their exposure to energy commodity prices and the unexpected fall in crude oil prices resulting from OPEC’s announcement.

We continued to look for stocks with attractive valuations and growth opportunities, as well as those with near-term catalysts. During the period, we added a position in Transocean Partners, LLC (NYSE: RIGP), which owns, operates, and acquires advanced, ultra-deepwater offshore drilling rigs. The company owns interests (alongside its parent sponsor company, Transocean, Ltd. (NYSE: RIG)) in three rigs operating under long-term contracts with leading international energy companies, which we believe will generate stable cash flows over their terms and provide growth potential through additional drop-down acquisitions from its parent sponsor company. We sold the Variable Distribution MLP Northern Tier Energy, LP (NYSE: NTI) and the Upstream MLP Eagle Rock Energy Partners, L.P. (NASDAQ: EROC) in favor of other stocks that we believed had greater potential upside and were more attractive on a relative valuation basis.

The Fund remained overweight in the Upstream MLP subsector, as we believed these entities continued to offer superior total return potential relative to the Energy Trust subsector. For example, LINE closed a number of transactions in 2014 that could significantly reduce production decline rates and lower maintenance and growth capital expenditure requirements. Additionally, according to the company, LINE has approximately 90%-100% of its natural gas production hedged at attractive prices through 2015 and 2016, approximately 60% of its crude oil production hedged through 2015 and 2016. Similar to most other Upstream MLPs, LINE hedges a large percentage of forecast production volumes to lock in favorable prices for its commodities and to lessen cash flow variability related to volatility in natural gas and crude oil prices. Conversely, we decreased the Fund’s exposure to the Variable Distribution MLP subsector and the Energy Trust subsector due to concerns of weakening fundamentals and the potential for lower distributions due to declines in crude oil prices.

Leverage

The Fund’s investment strategy focuses on holding core positions in higher yielding Upstream MLPs and companies with cash flow generating business models and long-term growth prospects. We also work diligently to optimize the use of leverage for additional income and total return potential. This involves leveraging investments in Upstream MLPs and energy debt instruments when the probabilities of positive total return are deemed to be skewed favorably. As the prices of the Fund’s investments increase or decline, there is a risk that the impact to the Fund’s NAV and total return will be negatively impacted by leverage, but this strategy is designed to have a positive impact over the longer term.

Closing

As of November 30, 2014, the Fund’s assets remained overweight in the Upstream MLP, Canadian energy company and Other Energy Companies subsectors, consistent with our goal to seek an appropriate balance of investing the Fund’s assets in historically more stable, higher yielding Upstream MLPs with lower yielding, higher growth potential Canadian energy companies. As of the same date, the Fund was most significantly underweight in the Variable Distribution MLP and Energy Trust subsectors, reflecting our view on the prospects and relative attractiveness for companies in these subsectors versus other opportunities.

In summary, the Upstream MLP and Energy Trust subsectors have each continued to grow, mature and evolve. Deal flow and acquisition activity by Upstream MLPs continued to be robust up until the recent dramatic fall in crude oil prices. Clearly, it will take time for buyers and sellers of oil and natural gas assets to adjust to this new crude oil price environment and the subsequent changes in their cost of capital, liquidity and the conditions of their balance sheets. We expect deal flow and acquisitions by Upstream MLPs to continue, but it will likely take time to recover to the pace we have witnessed over the last several quarters. Furthermore, if the current lower crude oil prices persist for a prolonged period of time, some Upstream MLPs may need to reduce distribution levels to a sustainable level commensurate with a lower commodity price environment. On the other hand, in this lower crude oil price environment we believe there may be many exploration and production (“E&P”) companies that will be forced to sell attractive and/or mature oil and natural gas assets in order to fill funding gaps for their drilling development programs or de-lever their balance sheets. Because most Upstream MLPs are substantially hedged and their cash flows have been less impacted due the recent crude oil price fall, Upstream MLPs may be well positioned to take advantage of a “buyer’s market” over the next several quarters.

We remain focused on the favorable long-term fundamental attributes of Upstream MLPs and Energy Trusts and the potential for attractive total returns based on current yield and expected distributions. The thesis of growth of the Upstream MLP sector through acquisitions of mature, low-decline producing assets continues to look favorable as the U.S. Energy “Renaissance” continues and E&P companies seek alternatives to fund their shale development opportunities.

We at Swank Capital, LLC and Cushing® Asset Management, LP truly appreciate your support, and we look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank Chairman and Chief Executive Officer	Daniel L. Spears President

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

An investment in the Fund involves risks. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund will invest in U.S. royalty trusts, Canadian royalty trusts, Canadian exploration & production companies and Master Limited Partnerships (MLPs) which concentrate investments in the natural resource sector and are subject to the risks of energy prices and demand and the volatility of commodity investments. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. MLPs are subject certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. There is a risk to the future viability of the ongoing operation of MLPs that return investor’s capital in the form of distributions.

The Fund incurs operating expenses, including advisory fees, as well as leverage costs. Investment returns for the Fund are shown net of fees and expenses.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The index does not include fees or expenses. It is not possible to invest directly in an index.

The Cushing® Royalty & Income Fund

Allocation of Portfolio Assets(1) (Unaudited)

November 30, 2014

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is not assurance that the Fund will continue to hold any particular security.
(2)	Common Stock
(3)	Master Limited Partnerships and Related Companies
(4)	Royalty Trusts
(5)	Senior Notes

The Cushing® Royalty & Income Fund

Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Fiscal Year Ended 11/30/14	Fiscal Year Ended 11/30/13	Period from February 28, 2012(a) through November 30, 2012
FINANCIAL DATA
Total income from investments
Distributions and dividends received, net of foreign taxes withheld	$20,137,951	$18,179,680	$15,020,054
Interest income	$248,155	$246,588	$136,981

Total income from investments	$20,386,106	$18,426,268	$15,157,035
Advisory fee and operating expenses
Advisory fees, less expenses waived by Advisor	$3,608,273	$3,062,040	$2,165,708
Operating expenses(b)	569,207	511,443	590,559
Leverage costs	477,428	251,082	172,350

Total advisory fees and operating expenses	$4,654,908	$3,824,565	$2,928,617
Distributable Cash Flow (DCF)(c)	$15,731,198	$14,601,703	$12,228,418

Distributions paid on common stock	$20,646,253	$19,185,340	$9,553,051
Distributions paid on common stock per share	$2.00	$2.00	$1.00

Distribution Coverage Ratio
Before advisory fee and operating expenses	1.0 x	1.0 x	1.6 x
After advisory fee and operating expenses	0.8 x	0.8 x	1.3 x
OTHER FUND DATA (end of period)
Total Assets, end of period	209,195,895	212,536,830	214,585,962
Unrealized appreciation (depreciation), net of income taxes	(47,092,530)	7,596,847	(1,326,035)
Short-term borrowings	51,090,203	34,300,000	20,300,000
Short-term borrowings as a percent of total assets	24%	16%	9%
Net Assets, end of period	150,707,060	177,824,489	193,829,931
Net Asset Value per common share	$12.21	$18.43	$20.27
Market Value per share	$14.44	$17.20	$20.04
Market Capitalization	$178,296,716	$165,955,129	$191,673,903
Shares Outstanding	12,347,418	9,648,554	9,564,566

(a)	Commencement of operations.
(b)	Excludes expenses related to capital raising.

(c)

“Net Investment Income, before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP and Energy Trusts distributions.

The Cushing® Royalty & Income Fund

Schedule of Investments November 30, 2014

COMMON STOCK — 16.9%(1)	Shares	Fair Value
Upstream — 16.9%(1)
Canada — 16.9%(1)
Arc Resources Ltd.(3)	226,959	$5,366,831
Bonterra Energy Corporation(3)	91,401	3,461,009
Crescent Point Energy Corporation	287,062	7,450,809
Enerplus Corporation(3)	472,273	6,163,163
Freehold Royalties Ltd.	95,456	1,625,298
Painted Pony Petroleum Ltd.(2)	164,800	1,369,130

Total Common Stock (Cost $33,915,575)		$25,436,240

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 100.5%(1)
Coal — 1.1%(1)
United States — 1.1%(1)
Natural Resource Partners, L.P.	135,000	$1,611,900

Crude Oil & Refined Products — 1.8%(1)
United States — 1.8%(1)
Delek Logistics Partners, L.P.(3)	75,482	2,792,079

Other — 2.6%(1)
Republic of the Marshall Islands — 2.6%(1)
Seadrill Partners, LLC	142,400	2,409,408
Transocean Partners, LLC	100,000	1,568,000

		3,977,408

Shipping — 3.8%(1)
Republic of the Marshall Islands — 3.8%(1)
Capital Product Partners, L.P.(3)	321,265	2,512,292
Golar LNG Partners, L.P.	97,000	3,191,300

		5,703,592

Upstream — 88.4%(1)
United States — 88.4%(1)
Atlas Resource Partners, L.P.(3)	950,778	14,461,333
BreitBurn Energy Partners, L.P.(3)	1,374,929	18,162,816
Dorchester Minerals, L.P.(3)	253,223	6,540,750
EV Energy Partners, L.P.(3)	631,100	17,879,063
Legacy Reserves, L.P.(3)	824,770	14,705,649
Linn Energy, LLC(3)	727,780	13,281,985
LinnCo, LLC(3)	161,233	2,645,834
LRR Energy, L.P.(3)	313,814	3,577,480
Memorial Production Partners, L.P.(3)	1,055,813	14,527,987
Mid-Con Energy Partners, L.P.(3)	826,572	9,703,955
Vanguard Natural Resources, LLC(3)	765,546	17,775,978

		133,262,830

Variable Distribution — 2.8%(1)
United States — 2.8%(1)
Alon USA Partners, L.P.	155,000	2,642,750
CVR Refining, L.P.	70,000	1,560,300

		4,203,050

Total Master Limited Partnerships and Related Companies (Cost $184,925,025)		$151,550,859

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Schedule of Investments	November 30, 2014 — (Continued)

ROYALTY TRUSTS — 2.2%(1)	Shares	Fair Value
Upstream — 2.2%(1)
United States — 2.2%(1)
Enduro Royalty Trust	115,200	$813,312
Hugoton Royalty Trust	140,700	1,271,928
Permian Basin Royalty Trust	107,800	1,180,410

Total US Royalty Trusts (Cost $4,548,128)		$3,265,650

SENIOR NOTES — 1.9%(1)	Principal Amount
Upstream — 1.9%(1)
United States — 1.9%(1)
BreitBurn Energy Partners, L.P., 7.875%, due 04/15/2022	$1,000,000	$895,000
EV Energy Partners, L.P., 8.000%, due 04/15/2019	2,000,000	1,930,000

Total Senior Notes (Cost $3,095,000)		$2,825,000

OPTIONS — 0.0%(1)	Contracts
United States — 0.0%(1)
BreitBurn Energy Partners, L.P., Call Option
Expiration: December 2014, Exercise Price: $22.50	3,000	$7,500
EV Energy Partners, L.P., Call Option
Expiration: December 2014, Exercise Price: $40.00	1,600	4,000
Linn Energy, LLC, Call Option
Expiration: January 2015, Exercise Price: $32.00	2,200	11,000

Total Purchased Options (Cost $176,060)		$22,500

SHORT-TERM INVESTMENTS — INVESTMENT COMPANIES — 0.1%(1)	Shares
United States — 0.1%(1)
AIM Short-Term Treasury Portfolio Fund — Institutional Class, 0.01%(4)	46,016	$46,016
Fidelity Government Portfolio Fund — Institutional Class, 0.01%(4)	46,016	46,016
Fidelity Money Market Portfolio — Institutional Class, 0.05%(4)	46,016	46,016
First American Government Obligations Fund — Class Z, 0.01%(4)	46,016	46,016
Invesco STIC Prime Portfolio, 0.04%(4)	46,015	46,015

Total Short-Term Investments (Cost $230,079)		$230,079

TOTAL INVESTMENTS — 121.6%(1) (Cost $226,889,867)		$183,330,328
Liabilities in Excess of Other Assets — (21.6)%(1)		(32,623,268)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%(1)		$150,707,060

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Schedule of Investments	November 30, 2014 — (Continued)

SCHEDULE OF WRITTEN PUT OPTIONS — (2.8)%(1)	Contracts	Fair Value
United States — (2.8)%(1)
BreitBurn Energy Partners, L.P., Put Option
Expiration: December 2014, Exercise Price: $17.50	(3,000)	$(1,410,000)
EV Energy Partners, L.P., Put Option
Expiration: December 2014, Exercise Price: $32.00	(1,000)	(395,000)
EV Energy Partners, L.P., Put Option
Expiration: December 2014, Exercise Price: $33.00	(600)	(282,000)
Linn Energy, LLC, Put Option
Expiration: January 2015, Exercise Price: $27.00	(700)	(654,500)
Linn Energy, LLC, Put Option
Expiration: January 2015, Exercise Price: $28.00	(1,500)	(1,522,500)

Total Written Options (Proceeds $449,440)		$(4,264,000)

(1)	Calculated as a percentage of net assets applicable to common stockholders.

(2)	No distribution or dividend was made during the period ended November 30, 2014. As such, it is classified as a non-income producing security as of November 30, 2014.

(3)	All or a portion of these securities are held as collateral pursuant to the loan agreements.

(4)	Rate reported is the current yield as of November 30, 2014.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Statement of Assets & Liabilities

November 30, 2014

Assets
Investments, at fair value (cost $226,713,807)	$183,307,828
Options, at fair value (cost $176,060)	22,500
Cash	1,590,044
Receivable for investments sold	2,645,113
Deferred tax asset	21,079,534
Distributions and dividends receivable	129,724
Interest receivable	30,531
Prepaid expenses and other receivables	390,621

Total assets	209,195,895

Liabilities
Written call options, at fair value (proceeds $449,440)	4,264,000
Payable to Adviser	279,194
Payable for investments purchased	2,714,825
Short-term borrowings	51,090,203
Payable to Trustees	9,000
Accrued expenses and other liabilities	131,613

Total liabilities	58,488,835

Net assets applicable to common stockholders	$150,707,060

Net Assets Applicable to Common Stockholders Consisting of
Capital stock, $0.001 par value; 12,347,418 shares issued and outstanding (unlimited shares authorized)	$12,347
Additional paid-in capital	232,189,657
Undistributed net investment income, net of income taxes	1,086,429
Accumulated realized loss, net of income taxes	(35,488,843)
Net unrealized depreciation on investments, net of income taxes	(47,092,530)

Net assets applicable to common stockholders	$150,707,060

Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$12.21

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Statement of Operations

Fiscal Year Ended November 30, 2014

Investment Income
Distributions and dividends received, net of foreign taxes withheld of $235,757	$20,137,951
Less: return of capital on distributions	(19,120,042)

Distribution and dividend income	1,017,909
Interest income	248,155

Total Investment Income	1,266,064

Expenses
Advisory fees	3,608,273
Administration and accounting fees	208,339
Professional fees	108,303
Trustees’ fees	99,918
Reports to stockholders	73,193
Registration fees	28,803
Transfer agent fees	17,611
Insurance expense	16,911
Custodian fees and expenses	15,444
Other expenses	685

Total Expenses before Interest Expense	4,177,480
Interest expense	477,428

Total Expenses	4,654,908

Net Investment Loss, before Income Taxes	(3,388,844)
Deferred tax benefit	3,145,682

Net Investment Loss	(243,162)

Realized and Unrealized Loss on Investments
Net realized loss on investments, before income taxes	(3,978,954)
Net realized gain on options	84,177
Deferred tax benefit	187,442

Net realized loss on investments	(3,707,335)

Net change in unrealized depreciation of investments, before income taxes	(53,792,600)
Net change in unrealized depreciation of options, before income taxes	(3,968,120)
Deferred tax benefit	3,071,343

Net change in unrealized depreciation of investments	(54,689,377)

Net Realized and Unrealized Loss on Investments	(58,396,712)

Decrease in Net Assets Applicable to Common Stockholders
Resulting from Operations	$(58,639,874)

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Statements of Changes in Net Assets

	Fiscal Year Ended November 30, 2014	Fiscal Year Ended November 30, 2013
Operations
Net investment income (loss)	$(243,162)	$17,257
Net realized loss on investments and options	(3,707,335)	(13,586,762)
Net change in unrealized (depreciation) appreciation of investments and options	(54,689,377)	15,184,236

Net increase (decrease) in net assets applicable to common stockholders resulting from operations	(58,639,874)	1,614,731

Dividends and Distributions to Common Stockholders
Net investment income	—	—
Return of capital	(20,646,253)	(19,185,340)

Total dividends and distributions to common stockholders	(20,646,253)	(19,185,340)

Capital Share Transactions
Proceeds from at-the-market offering of 0 and 35,948 common shares, respectively	—	669,485
Underwriting discounts and offering expenses associated with the issuance of common shares	—	(4,793)
Proceeds from secondary offering of 2,670,600 and 0 common shares, respectively	54,079,650	—
Underwriting discounts and offering expenses associated with the issuance of common shares	(2,430,246)	—
Issuance of 28,264 and 48,040 common shares from reinvestment of distributions to stockholders, respectively	519,294	900,475

Net increase in net assets applicable to common stockholders from capital share transactions	52,168,698	1,565,167

Total decrease in net assets applicable to common stockholders	(27,117,429)	(16,005,442)
Net Assets
Beginning of fiscal year	177,824,489	193,829,931

End of fiscal year	$150,707,060	$177,824,489

Undistributed net investment income at the end of the fiscal year, net of income taxes	$1,086,429	$1,329,591

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Statement of Cash Flows

Fiscal Year Ended November 30, 2014

Operating Activities
Decrease in Net Assets Applicable to Common Stockholders
Resulting from Operations	$(58,639,874)
Adjustments to reconcile decrease in net assets applicable to common stockholders to net cash used in operating activities
Net change in unrealized appreciation of investments and options	57,757,889
Purchases of investments	(153,587,755)
Proceeds from sales of investments	86,371,959
Proceeds from option transactions, net	4,702,962
Return of capital on distributions	19,120,042
Net realized losses on sales of investments and options	3,887,402
Net purchases of short-term investments	151,487
Changes in operating assets and liabilities
Receivable for investments sold	(2,299,763)
Deferred tax asset	(7,135,389)
Interest receivable	52
Distributions and dividends receivable	85,203
Prepaid expenses and other receivables	(387,765)
Payable to Adviser, net of waiver	5,434
Payable for investments purchased	2,714,825
Accrued expenses and other liabilities	2,032

Net cash used in operating activities	(47,251,259)

Financing Activities
Proceeds from borrowing facility	288,814,345
Repayment of borrowing facility	(272,024,142)
Common Stock Issuance, net of underwriting and other direct costs	2,698
Additional paid-in capital from Common Stock Issuance	51,646,706
Dividends paid to common stockholders	(20,126,959)

Net cash provided by financing activities	48,312,648

Increase in Cash and Cash Equivalents	1,061,389
Cash and Cash Equivalents:
Beginning of fiscal year	528,655

End of fiscal year	$1,590,044

Supplemental Disclosure of Cash Flow and Non-Cash Information
Interest Paid	$474,572
Taxes Paid	$730,921
Additional paid-in capital from Dividend Reinvestment	$519,294
Non-cash cost adjustment from corporate action	$27,484

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Financial Highlights

	Fiscal Year Ended November 30, 2014	Fiscal Year Ended November 30, 2013	Period From February 28, 2012(1) through November 30, 2012
Per Common Share Data(2)
Net Asset Value, beginning of period	$18.43	$20.27	$—
Public offering price	—	—	25.00
Underwriting discounts and offering costs on issuance of common shares	—	—	(1.17)
Income from Investment Operations:
Net investment income (loss)	(0.05)	—	0.14
Net realized and unrealized gain (loss) on investments	(4.17)	0.16	(2.70)

Total increase (decrease) from investment operations	(4.22)	0.16	(2.56)

Less Distributions to Common Stockholders:
Net investment income	—	—	—
Return of capital	(2.00)	(2.00)	(1.00)

Total distributions to common stockholders	(2.00)	(2.00)	(1.00)

Net Asset Value, end of period	$12.21	$18.43	$20.27

Per common share fair value, end of period	$14.44	$17.20	$20.04

Total Investment Return Based on Fair Value(4)	(6.32)%	(4.61)%	(16.21	)%(3)

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Financial Highlights — (Continued)

	Fiscal Year Ended November 30, 2014	Fiscal Year Ended November 30, 2013	Period From February 28, 2012(1) through November 30, 2012
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$150,707	$177,824	$193,830
Ratio of expenses (including current and deferred income tax (benefit) expense) to average net assets after waiver(5)(6)(7)(8)	(0.90)%	2.41%	(7.59)%
Ratio of net investment income (loss) to average net assets before waiver(5)(6)(9)	(1.74)%	(0.01)%	1.08%
Ratio of net investment income (loss) to average net assets after waiver(5)(6)(9)	(1.74)%	0.06%	1.36%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit (expense), before waiver(5)(6)	1.55%	(0.34)%	10.59%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit (expense), after waiver(5)(6)	1.55%	(0.27)%	10.87%
Portfolio turnover rate	92.99%	94.34%	65.18	%(10)

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)

Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)

Not annualized. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(5)	Annualized for periods less than one full year.
(6)

For the fiscal year ended November 30, 2014, the Fund accrued $6,404,467 in net current and deferred tax benefit. For the fiscal year ended November 30, 2013, the Fund accrued $598,878 in net current and deferred tax expense. For the period from February 28, 2012 through November 30, 2012, the Fund accrued $14,543,023 in net current and deferred income tax benefit.

(7)

The ratio of expenses (including current and deferred income tax (benefit) expense) to average net assets before waiver was (0.90)%, 2.48% and (7.31)% for the fiscal years ended November 30, 2014 and 2013 and period from February 28, 2012 through November 30, 2012, respectively.

(8)

The ratio of expenses (excluding current and deferred income tax benefit (expense)) to average net assets before waiver was 2.39%, 2.15% and 2.20% for the fiscal years ended November 30, 2014 and 2013 and period from February 28, 2012 through November 30, 2012, respectively. The ratio of expenses (excluding current and deferred income tax expense) to average net assets after waiver was 2.39%, 2.08% and 1.92% for the fiscal years ended November 30, 2014 and 2013 and period from February 28, 2012 through November 30, 2012, respectively.

(9)	This ratio excludes current and deferred income tax benefit/expense on net investment income.
(10)	Not annualized.

See Accompanying Notes to the Financial Statements.

The Cushing® Royalty & Income Fund

Notes to Financial Statements

November 30, 2014

1.    Organization

The Cushing® Royalty & Income Fund (the “Fund”) was formed as a Delaware statutory trust on July 18, 2011, and is a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is managed by Cushing® Asset Management, LP (the “Adviser”). The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund commenced operations on February 28, 2012. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRF.”

2.    Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The fair value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded. If no sale is reported on that date, the Adviser utilizes, when available, pricing quotations from principal market makers. Such quotations may be obtained from third-party pricing services or directly from investment brokers and dealers in the secondary market. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on market prices received from third-party services or broker-dealer sources.

(ii)  Listed options on debt securities are valued at the average of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the last sale price on the commodities exchange on which they trade.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any dividends paid on securities sold short and such amounts would be reflected as dividend expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. The Fund did not hold any securities sold short at November 30, 2014.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in energy-related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the distributions received from Energy Trusts and MLPs within the Statement of Operations. For the fiscal year ended November 30, 2014, the Fund has estimated approximately 98% of the distributions received from Energy Trusts and MLPs to be return of capital.

Expenses are recorded on the accrual basis.

D.  Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the fiscal year ended November 30, 2014, the Fund’s distributions were expected to be comprised of 100% return of capital. The tax character of distributions paid for the fiscal year ended November 30, 2014 will be determined in early 2015.

E.  Federal Income Taxation

The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in Energy Trusts and MLPs.

U.S. royalty trusts are generally not subject to U.S. federal corporate income taxation at the trust or entity level. Instead, each unitholder of the U.S. royalty trust is required to take into account its share of all items of the U.S. royalty trust’s income, gain, loss, deduction and expense. It is possible that the Fund’s share of taxable income from a U.S. royalty trust may exceed the cash actually distributed to it from the U.S. royalty trust in a given year. In such a case, the Fund will have less after-tax cash available for distribution to shareholders.

Canadian royalty trusts are taxed as regular Canadian corporations and are now subject to “double taxation” at both the corporate level and on the income distributed to investors.

MLPs are generally treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes distributions from investments, which include the amount received as cash distributions from Energy Trusts, MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  Offering Costs and Underwriting Discounts

Offering costs and underwriting discounts related to the issuance of common stock is charged to additional paid-in capital when the stock is issued. Offering costs (excluding underwriter commissions) of $240,000 and $27,060 and underwriting discounts of $1,944,000 and $219,186 were charged to additional paid-in capital for the issuance of common stock in June and July 2014, respectively.

J.  Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Transactions in purchased options contracts for the fiscal year ended November 30, 2014, are as follows:

	Contracts	Premiums
Outstanding at November 30, 2013	—	$—
Options purchased	6,800	176,060
Options covered	—	—
Options expired	—	—
Options exercised	—	—

Outstanding at November 30, 2014	6,800	$176,060

The average monthly fair value of purchased options during the fiscal year ended November 30, 2014 was $12,042.

Transactions in written options contracts for the fiscal year ended November 30, 2014, are as follows:

	Contracts	Premiums
Outstanding at November 30, 2013	—	$—
Options written	8,650	610,466
Options covered	—	—
Options expired	(500)	(84,177)
Options exercised	(1,350)	(76,849)

Outstanding at November 30, 2014	6,800	$449,440

The average monthly fair value of written options during the fiscal year ended November 30, 2014 was $512,500.

The effect of derivative instruments on the Statement of Operations for the fiscal year ended November 30, 2014:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$84,177	$84,177

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$(153,560)	$(3,814,560)	$(3,968,120)

3.    Concentrations of Risk

The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in public and private securities of Energy Trusts, exploration and production MLPs and securities of other companies based in North America that are generally engaged in the same lines of business as those in which Energy Trusts and MLPs engage (“Other Energy Companies”, and together with Energy Trusts and MLPs, “Energy Companies”); up to 25% of its Managed Assets in unregistered or otherwise restricted securities, including securities issued by private companies; up to 25% of its Managed Assets in debt securities, preferred shares and convertible securities of Energy Companies and other issuers, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B – by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”) or (b) with respect to up to 10% of its Managed Assets in debt securities, preferred shares and convertible securities that have lower ratings or are unrated at the time of investment; and up to 20% of its Managed Assets in securities of companies that are not Energy Companies. These investments may include securities such as partnership interests, limited liability company interests or units, trust units, common stock, preferred stock, convertible securities, warrants and depositary receipts and debt securities. The Fund will not invest directly in commodities.

“Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type

(including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of shares of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund will pay the Advisor a fee, payable at the end of each calendar month, at an annual rate equal to 1.50% of the average weekly value of the Fund’s managed assets during such month for the services and facilities provided by the Adviser to the Fund. The Adviser earned $3,608,273 in advisory fees for the fiscal year ended November 30, 2014.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.09% of the first $100,000,000 of the Fund’s average daily net assets, 0.07% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $70,000.

U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

5.    Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of November 30, 2014, are as follows:

Deferred tax assets:
Net operating loss carryforward	$3,172,815
Capital loss carryforward	17,282,532
Net unrealized depreciation on investments in securities	18,003,812
Foreign tax credit	235,757

Total deferred tax assets	38,694,916
Less Valuation Allowance	(17,615,382)

Net deferred tax asset	$21,079,534

The net operating loss carryforward and capital loss carryforward are available to offset future taxable income. The Fund has the following net operating loss and capital loss amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2014	$8,645,512	November 30, 2034

	$8,645,512

Fiscal Year Ended Capital Loss	Amount	Expiration
November 30, 2012	$26,893,790	November 30, 2017
November 30, 2013	19,448,025	November 30, 2018

	$46,341,815

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Net operating losses may be carried forward for 30 years and, accordingly, would begin to expire as of November 30, 2034. Capital losses may be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2017.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the fiscal year ended November 30, 2014, as follows:

Income tax expense (benefit) at the federal statutory rate of 35%	$(22,486,731)
State income tax expense (benefit), net of federal benefit	(1,117,150)
Foreign taxes withheld	235,757
Tax expense (benefit) on provision to return differences	(206,571)
Tax expense (benefit) due to change in effective state rates	(209,397)
Change in valuation allowance	17,615,382

Total tax expense (benefit)	$(6,168,710)

At November 30, 2014, the tax cost basis of investments was $226,848,010 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$24,026,256
Gross unrealized depreciation	(71,807,947)

Net unrealized depreciation	$(47,781,691)

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years since commencement of operations remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at November 30, 2014	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$25,436,240	$25,436,240	$—	$—
Master Limited Partnerships and Related Companies(a)	151,550,859	151,550,859	—	—
Royalty Trusts(a)	3,265,650	3,265,650	—	—

Total Equity Securities	180,252,749	180,252,749	—	—

Notes
Senior Notes(a)	2,825,000	—	2,825,000	—

Total Notes	2,825,000	—	2,825,000	—

Other
Short-Term Investments(a)	230,079	230,079	—	—
Options	22,500	22,500	—	—

Total Other	252,579	252,579	—	—

Total	$183,330,328	$180,505,328	$2,825,000	$—

Liabilities
Options	$4,264,000	$4,264,000	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the fiscal year ended November 30, 2014.

Transfers into and out of each level are measured at fair value at the end of the fiscal year. There were no transfers between any levels during the fiscal year ended November 30, 2014.

7.    Investment Transactions

For the fiscal year ended November 30, 2014, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $153,587,755 and $86,344,475 (excluding short-term securities), respectively. The Fund purchased (at cost) and sold covered options (proceeds) in the amount of $176,060 and $4,268,556, respectively. The Fund sold written options (proceeds) in the amount of $610,466.

8.    Common Stock

The Fund has unlimited shares of capital stock authorized and 12,347,418 shares outstanding at November 30, 2014. Transactions in common stock for the fiscal year ended November 30, 2014 were as follows:

Shares at November 30, 2012	9,564,566
Shares sold through at-the-market offering	35,948
Shares issued through reinvestment of distributions	48,040

Shares at November 30, 2013	9,648,554
Shares sold through secondary offering	2,670,600
Shares issued through reinvestment of distributions	28,264

Shares at November 30, 2014	12,347,418

9.    Borrowing Facilities

During the fiscal year ended November 30, 2014, the Fund maintained margin account arrangements with Credit Suisse and Bank of America — Merrill Lynch. For Credit Suisse, the interest rate charged on margin borrowing is tied to the cost of funds for Credit Suisse (which approximates LIBOR plus 1.20%). For Bank of America — Merrill Lynch, the interest rate charged on margin borrowing is tied to the cost of funds for Bank of America — Merrill Lynch (which approximates LIBOR plus 0.65%). In August 2014, the Fund terminated its margin account arrangement with Bank of America — Merrill Lynch. Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the fiscal year ended November 30, 2014 was approximately $45,759,000 and 1.04% respectively. At November 30, 2014, the principal balance outstanding was $51,090,203.

10.    Subsequent Events

On December 23, 2014, the Fund paid a distribution in the amount of $0.50 per common share, for a total of $6,173,709. Of this total, the dividend reinvestment amounted to $167,107.

The Cushing® Royalty & Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

The Cushing Royalty & Income Fund:

We have audited the accompanying statement of assets and liabilities of The Cushing Royalty & Income Fund (the Fund), including the schedule of investments, as of November 30, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Cushing Royalty & Income Fund at November 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Dallas, Texas

January 29, 2015

The Cushing® Royalty & Income Fund

Trustees and Executive Officers (Unaudited)

November 30, 2014

Set forth below is information with respect to each of the Trustees and executive officers of the Trust, including their principal occupations during the past five years. The business address of the Fund, its Trustees and executive officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Trustee and Chairman of the Audit Committee	Trustee since 2011	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser). Previously, Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to 2011). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	4	CM Advisers Family of Funds (2 series) (2003 to present) and Dreman Contrarian Funds (2 series) (2007 to present).

Edward N. McMillan (1947)	Trustee and Lead Independent Trustee	Trustee since 2011	Retired. Private Investor with over 35 years of experience in asset management, investment banking and general business matters.	4	None.

Ronald P. Trout (1939)	Trustee and Chairman of the Nominating and Corporate Governance Committee	Trustee since 2011	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	4	Dorchester Minerals LP (2008 – present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)
Interested Trustees
Jerry V. Swank (1951)(3)	Trustee, Chairman of the Board and Chief Executive Officer	Trustee since 2011	Managing Partner of the Adviser and founder Swank Capital, LLC of (2000 – present).	4	E-T Energy Ltd. (2008 – 2014). (developing, operating, producing and selling recoverable bitumen); Central Energy Partners, LP (2010 – 2013) (storage and transportation of refined petroleum products and petrochemicals).

(1)

After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Messrs. McMillan and Swank are expected to stand for re-election in 2015, Mr. Trout in 2016, and Mr. Bruce in 2017.

(2)	The “Fund Complex” includes each registered investment company for which the Adviser serves as investment adviser. As of November 30, 2014, there were four funds in the Fund Complex.

(3)	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Adviser.

Executive Officers

The following provides information regarding the executive officers of the Fund who are not Trustees. Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years

Daniel L. Spears (1972)	President	Officer since 2011	Partner and portfolio manager of the Adviser (2006 – present). Previously, investment banker at Banc of America Securities, LLC (1998 – 2006).

John H. Alban (1963)	Chief Financial Officer and Treasurer	Officer since 2011	Chief Operating Officer (“COO”) and Chief Financial Officer of the Adviser (2010 – present). Previously, Chief Administrative Officer of NGP Energy Capital Management (2007 – 2009); COO of Spinnerhawk Capital Management, L.P. (2005 – 2007).

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary	Officer since 2011	General Counsel and Chief Compliance Officer of the Adviser (2010 – present); Partner at Akin Gump Strauss Hauer & Feld LLP (2005 – 2010); Vice President, Legal, Compliance and Administration at American Beacon Advisors (1995 – 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 – 1995).

Judd B. Cryer (1973)	Vice President	Officer since 2012	Managing Director and Senior Research Analyst of the Adviser (2005 – present). Previously, a consulting engineer at Utility Engineering Corp. (1999 – 2003) and a project manager with Koch John Zink Company (1996 – 1998).

The Cushing® Royalty & Income Fund

Additional Information (Unaudited)

November 30, 2014

Investment Policies and Parameters

The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons or any of its officers. For the fiscal year ended November 30, 2014, the aggregate compensation paid by the Fund to the independent trustees was $99,918. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to shareholders without charge, upon request by calling the Fund toll-free at (800)236-4424 and on the Fund’s website at www.cushingcef.com. Information regarding how the Fund voted proxies are also available to stockholders without charge on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the fiscal year ended November 30, 2014 was 92.99%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the “Plan Agent”), agent for stockholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (for purposes of this section, together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 708, Milwaukee, WI 53201-0701, or by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information For Stockholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to stockholders of The Cushing® Royalty and Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s initial public offering and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

The Cushing® Royalty & Income Fund

TRUSTEES

Brian R. Bruce

Ronald P. Trout

Edward N. McMillan

Jerry V. Swank

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer

Daniel L. Spears

President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

Judd B. Cryer

Vice President

INVESTMENT ADVISER

Cushing® Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

THE CUSHING® ROYALTY & INCOME FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.swankcapital.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-777-2346.

Item 3. Audit Committee Financial Expert.

The registrant’s board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Brian Bruce is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2014	FYE 11/30/2013
Audit Fees	95,799	108,287
Audit-Related Fees	None	None
Tax Fees	19,250	17,850
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant if they relate to operations of the registrant.

The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to this pre-approval requirement were as follows:

	FYE 11/30/2014	FYE 11/30/2013
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

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All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2014	FYE 11/30/2013
Registrant	None	None
Registrant’s Investment Adviser	50,000	None

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Mr. Brian R. Bruce, Mr. Edward N. McMillan and Mr. Ron P. Trout.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cushing Asset Management, LP (the “Investment Adviser”) serves as the investment adviser and general partner, respectively, of certain investment vehicles (the “Affiliate Funds” and, together with the registrant, each a “Client” and collectively, the “Clients”). Through these relationships the Investment Adviser is delegated the right to vote, on behalf of the Clients, proxies received from companies, the securities of which are owned by the Clients.

Purpose

The Investment Adviser follows this proxy voting policy (the “Policy”) to ensure that proxies the Investment Adviser votes on behalf of each Client are voted to further the best interest of that Client. The Policy establishes a mechanism to address any conflicts of interests between the Investment Adviser and the Client. Further, the Policy establishes how Clients may obtain information on how the proxies have been voted.

Determination of Vote

The Investment Adviser determines how to vote after studying the proxy materials and any other materials that may be necessary or beneficial to voting. The Investment Adviser votes in a

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manner that the Investment Adviser believes reasonably furthers the best interests of the Client and is consistent with the investment philosophy as set out in the relevant investment management documents.

The major proxy-related issues generally fall within five categories: corporate governance, takeover defenses, compensation plans, capital structure, and social responsibility. The Investment Adviser will cast votes for these matters on a case-by-case basis. The Investment Adviser will generally vote in favor of matters which follow an agreeable corporate strategic direction, support an ownership structure that enhances shareholder value without diluting management’s accountability to shareholders and/or present compensation plans that are commensurate with enhanced manager performance and market practices.

Resolution of any Conflicts of Interest

If a proxy vote creates a material conflict between the interests of the Investment Adviser and a Client, the Investment Adviser will resolve the conflict before voting the proxies. The Investment Adviser will either disclose the conflict to the Client and obtain a consent or take other steps designed to ensure that a decision to vote the proxy was based on the Investment Adviser’s determination of the Client’s best interest and was not the product of the conflict.

Records

The Investment Adviser maintains records of (i) all proxy statements and materials the Investment Adviser receives on behalf of Clients; (ii) all proxy votes that are made on behalf of the Clients; (iii) all documents that were material to a proxy vote; (iv) all written requests from Clients regarding voting history; and (v) all responses (written and oral) to Clients’ requests. Such records are available to the Clients (and owners of a Client that is an investment vehicle) upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Jerry V. Swank, Daniel L. Spears and Judd B. Cryer (the “portfolio managers”) are primarily responsible for the day-to-day management of the registrant’s portfolio.

(a)(1) The following table provides biographical information about the registrant’s portfolio manager as of the date of this filing:

Name	Positions(s) Held With Registrant and Length of Time Served	Principal Occupation During Past Five Years

Jerry V. Swank	Trustee, Chairman of the Board, Chief Executive Officer and President since 2007.	Managing Partner of the Investment Adviser since 2003.

Daniel L. Spears	President since 2014.	Partner and portfolio manager of the Investment Adviser since 2006.

Judd B. Cryer	Vice President.	Managing Director and Senior Research Analyst of the Investment Adviser since 2005.

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(a)(2) The following table provides information about the other accounts managed on a day-to-day basis by the portfolio managers as of November 30, 2014:

Name of Portfolio Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Subject to a Performance Fee	Total Assets of Accounts Subject to a Performance Fee
Jerry V. Swank

Registered investment companies	7	$3,209,323,823	0	$0

Other pooled investment vehicles	9	$482,841,627	8	$421,130,454

Other accounts	9	$1,059,638,065	1	$33,568,155

Daniel L. Spears

Registered investment companies	4	$2,602,824,944	0	$0

Other pooled investment vehicles	0	$0	0	$0

Other accounts	0	0	0	0

Judd B. Cryer

Registered investment companies	2	$434,191,134	0	$0

Other pooled investment vehicles	0	$0	0	$0

Other accounts	0	$0	0	$0

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(iv) Conflicts of Interest with the Investment Adviser

Conflicts of interest may arise because the Investment Adviser and its affiliates generally will be carrying on substantial investment activities for other Clients, including, but not limited to, other investment vehicles for which the Adviser serves as investment adviser or general partner of such vehicles (the “Affiliated Funds”), in which The Cushing Royalty & Income Fund (the “Fund”) will have no interest. The Investment Adviser or its affiliates may have financial incentives to favor certain of such accounts over the Fund. Any of the proprietary accounts of the Investment Adviser and its affiliates and other customer accounts may compete with the Fund for specific trades. The Investment Adviser or its affiliates may buy or sell securities for the Fund which differ from securities bought or sold for other accounts and customers, even though the investment objectives and policies of the other accounts may be similar to the Fund’s. Situations may occur where the Fund could be disadvantaged as a result of the investment activities conducted by the Investment Adviser and its affiliates for other accounts resulting in, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limits on the size of the Fund’s position, or difficulty in liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Investment Adviser, the Fund’s Board of Trustees and its officers have a fiduciary obligation to act in the Fund’s best interest.

The Fund’s investment opportunities may be limited by potential affiliations of the Investment Adviser or its affiliates with MLPs and other natural resource companies. Additionally, to the extent that the Investment Adviser sources and structures private investments in MLPs and other natural resource companies, certain employees of the Investment Adviser may become aware of actions planned by MLPs and other natural resource companies, such as acquisitions, that may not be announced to the public. It is possible that the Fund could be precluded from investing in an MLP or other natural resource company as a result of such an occurrence.

The Investment Adviser manages several Affiliated Funds. Some of these Affiliated Funds have investment objectives that are similar to or overlap with the Fund’s investment objectives. Further, the Investment Adviser may at some time in the future manage other investment funds with the same or similar investment objective as the Fund.

Investment decisions for the Fund are made independently from those of other Clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more Clients advised by the Investment Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the Clients on a good faith equitable basis by the Investment Adviser in its discretion in accordance with the Clients’ various investment objectives and procedures adopted by the Investment Adviser and approved by the Fund’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position obtained by the Fund.

The Fund’s investment opportunities may be limited by the availability of investment opportunities in the MLPs and other natural resource companies that the Investment Adviser

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evaluates for the Affiliated Funds. To the extent a potential investment is appropriate for the Fund and one or more of the Affiliated Funds, the Investment Adviser will fairly allocate that investment to the Fund or an Affiliated Fund, or both, depending on its allocation procedures and applicable law related to combined or joint transactions. Under such circumstances, there may be an attractive limited investment opportunity otherwise suitable for the Fund in which the Fund cannot invest because of the particular allocation method being used for that investment.

Under the Investment Company Act of 1940 (the “1940 Act”), the Fund and its Affiliated Funds may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the Securities and Exchange Commission, the Investment Adviser will not co-invest its other Clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing in such transactions, the Investment Adviser will allocate private investment opportunities among its Clients, including but not limited to the Fund and the Affiliated Funds, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each Client has available for investment and the Client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to an Affiliated Fund rather than to the Fund.

(a)(3) As of November 30, 2014:

Compensation

Messrs. Swank, Spears and Cryer are compensated by the Investment Adviser. Mr. Swank is a principal of the Investment Adviser and is compensated through partnership distributions that are based primarily on the profits and losses of the Investment Adviser. Messrs. Spears and Cryer each receive a base salary and participate in an incentive compensation plan based on the profits of the Investment Adviser. The partnership distributions and incentive compensation plan are affected by the amount of assets the Investment Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Some of the other accounts managed by Messrs. Swank, Spears and Cryer, including the Affiliated Funds, have investment strategies that are similar to the Fund’s investment strategy. However, the Investment Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures.

(a)(4) As of November 30, 2014:

Securities Beneficially Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the registrant beneficially owned by the portfolio manager:

Portfolio Manager	Aggregate Dollar Range of Beneficial Ownership in the Registrant

Jerry V. Swank	$500,001 – 1,000,000(1)

Daniel L. Spears	$50,001-100,000

Judd B. Cryer	$1,000-10,000

(1)	Includes securities owned by the Investment Adviser. By virtue of his control of the Investment Adviser, Mr. Swank may be deemed to beneficially own the securities held by the Investment Adviser.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 06/01/2014-06/30/2014	0	0	0	0

Month #2 07/01/2014-07/31/2014	0	0	0	0

Month #3 08/01/2014-08/31/2014	0	0	0	0

Month #4 09/01/2014-09/30/2014	0	0	0	0

Month #5 10/01/2014-10/31/2014	0	0	0	0

Month #6 11/01/2014-11/30/2014	0	0	0	0

Total	0	0	0	0

*	Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer & Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

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(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 7, 2014.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing Royalty & Income Fund

By (Signature and Title)	/s/ Daniel L. Spears
Daniel L. Spears, President

Date	February 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel L. Spears
Daniel L. Spears, President

Date	February 9, 2015

By (Signature and Title)	/s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date	February 9, 2015

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